Exhibit 99.2

Forkardt Business

Combined Financial Statements for the Three Months Ended March 31, 2013.

FORKARDT BUSINESS

COMBINED BALANCE SHEETS

AS OF MARCH 31, 2013 AND DECEMBER 31, 2012

(in thousands)

	March 31,	December 31,
	2013	2012
	(Unaudited)
ASSETS

Current Assets:
Cash and equivalents	$390	$506
Receivables	6,168	7,178
Inventories	4,025	3,872
Deferred income tax assets	158	193
Prepaid expenses and other current assets	1,093	727

Total current assets	11,834	12,476

Plant and Equipment:
Land	72	72
Buildings and improvements	2,594	2,590
Machinery and equipment	14,797	14,833
Tools, dies and molds	96	98
Construction in progress	113	35

	17,672	17,628

Accumulated depreciation	(14,174)	(14,118)

Net plant and equipment	3,498	3,510

Goodwill	7,162	7,223

Intangible assets, net	1,282	1,383

Deferred Income Tax Assets	130	136

Other Assets	201	226

Total	$24,107	$24,954

LIABILITIES AND EQUITY

Current Liabilities:
Accounts payable	$1,232	$1,076
Accrued expenses	1,923	2,282
Withholding and income taxes payable	(145)	227

Total current liabilities	3,010	3,585

Noncurrent Liabilities:
Deferred income tax liabilities	2,046	2,034
Other liabilities	215	220

Total noncurrent liabilities	2,261	2,254

Group Equity	17,366	17,309

Accumulated Other Comprehensive Income	1,470	1,806

Total group equity and other comprehensive income	18,836	19,115

Total	$24,107	$24,954

See accompanying notes to combined financial statements.

FORKARDT BUSINESS

COMBINED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND MARCH 31, 2012

(in thousands)

	Mar 31	Mar 31
	2013	2012
	(Unaudited)	(Unaudited)

Net Sales	$10,697	$12,313

Cost of Sales	6,696	7,524

Gross Margin	4,001	4,789

Selling, General and Administrative Expenses	2,629	2,846

Management Fees	237	280

Amortization	101	109

Operating Income	1,034	1,554

Other Income/(Expense)	42	(244)

Income Before Income Taxes	1,076	1,310

Income Taxes	323	416

Net Income	$753	$894

See accompanying notes to combined financial statements.

FORKARDT BUSINESS

COMBINED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND MARCH 31, 2012

(in thousands)

	Three Months Ended
	March 31,	March 31,
	2013	2012
	(Unaudited)	(Unaudited)

Net Income	$753	$894

Other comprehensive Income

Foreign currency translation adjustment	(344)	393
Pension and other postretirement benefit adjustment, net of tax	8	1

Comprehensive Income	$417	$1,288

See accompanying notes to combined financial statements.

FORKARDT BUSINESS

COMBINED STATEMENTS OF CASH FLOWS

FOR THE THREE MONTHS ENDED MARCH 31, 2013, AND MARCH 31, 2012

(In thousands)

	Mar 31	Mar 31
	2013	2012
	(unaudited)	(unaudited)
CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income	$753	$894
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	244	221
Change in deferred income taxes	53	38
Provision for uncollectible accounts	(11)	(17)
Gain on sale of plant and equipment		(5)
Change in assets and liabilities:
(Increase) decrease in:
Trade receivables	905	(1,079)
Inventories	(251)	(34)
Prepaid expenses and other assets	(350)	(786)
Increase (decrease) in:
Accounts payable	129	179
Accrued expenses and other liabilities	(418)	160
Income taxes receivable and payable	(358)	(12)

Net cash provided by (used in) operating activities	696	(441)

CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Additions to plant and equipment	(167)	(38)
Proceeds from sale of plant and equipment		62

Net cash (used in) provided by investing activities	(167)	24

CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Contribution from (distribution to) parent — net	(629)	576

Net cash (used in) provided by financing activities	(629)	576

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND EQUIVALENTS	(16)	15

CASH AND EQUIVALENTS:
(Decrease) increase during the year	(116)	174
Beginning of year	506	307

End of year	$390	$481

CASH PAID FOR TAXES	$110	$0

See accompanying notes to combined financial statements.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013

(Dollars in thousands)

1.                      ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business and Basis of Combination  — The Forkardt Business (“Forkardt”) consists of the wholly owned subsidiaries and related businesses of Illinois Tool Works Inc. (ITW) that design, manufacture and distribute patented, high quality workholding devices and provide related customer services. Forkardt has operations in the United States, Germany, France and Switzerland. All significant inter-company balances and transactions have been eliminated.

The wholly owned subsidiaries and related businesses of ITW that are included in this statement are:

ITW Workholding, a division of ITW operating in the United States of America,

Forkardt Deutschland GmbH, a wholly owned subsidiary of ITW operating in Germany,

Forkardt France SAS, a wholly owned subsidiary of ITW operating in France,

Forkardt Schweiz AG, a wholly owned subsidiary of ITW operating in Switzerland.

Basis of Presentation — The accompanying unaudited combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and with the instructions to Form 8-K and Articles 3and 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements and, therefore, should be read in conjunction with the combined financial statements and related notes included in our audited combined financial statements for the year ended December 31, 2012. The preparation of financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect the timing and amount of assets, liabilities, equity, revenue, and expenses reported and disclosed. Actual amounts could differ from our estimates. In our opinion, we have made all adjustments that are necessary for a fair presentation, and those adjustments are of a normal recurring nature unless otherwise noted. Due to differing business conditions and some seasonality, our operating results for the three months ended March 31, 2013 are not necessarily indicative of the results that may be expected in subsequent quarters or for the full year ended December 31, 2013.

Forkardt’s combined financial statements reflect the historical financial position, results of operations, and cash flows of all wholly owned subsidiaries of ITW that comprise Forkardt prepared on a combined basis. The combined financial statements include all revenue, costs, assets, liabilities and cash flows directly attributable to Forkardt, as well as allocations of direct and indirect corporate expenses, which are based upon an allocation method that in the opinion of management is reasonable. Furthermore, goodwill and intangible assets, as well as the respective amortization expenses relating to Forkardt have been pushed down and recorded in the accompanying combined financial statements. However, Forkardt was not operated as a stand-alone company for the periods presented and, as such, the combined financial statements may not be fully indicative of the financial position, results of operations and cash flows had Forkardt been a stand-alone company.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013

(Dollars in thousands)

For purposes of these combined financial statements, all cash transactions with ITW (parent) and with ITW affiliates outside of Forkardt have been included in group equity. All intercompany transactions within the combined group have been eliminated. Additional disclosures are included in Note 8.

Forkardt is reporting both North American and international results on a calendar year basis.

Foreign subsidiaries’ assets and liabilities are translated to U.S. dollars at the end-of-period exchange rates. Revenues and expenses are translated at average rates for the period. Translation adjustments are reported as a component of accumulated other comprehensive income.

Revenue Recognition — Sales are recognized when realized or realizable and title to the product, ownership and risk of loss are transferred to the customer, which occurs either at time of shipment or upon delivery based on the terms of sale. Revenues consist of the sales value of sold products less returns and allowances, costs of sales incentive programs and rebates. Amounts billed to customers for shipping and handling are recorded as revenue. One Swiss customer accounted for more than 5% of combined revenues for the period ending March 31, 2013.

Sales Tax / VAT — Forkardt collects and remits taxes assessed by different governmental authorities that are both imposed on and concurrent with revenue producing transactions between Forkardt and its customers.  These taxes may include sales, use and value-added taxes.  Forkardt reports the collection of these taxes on a net basis (excluded from revenues).

Research and Development Costs — Research and development costs are expensed when incurred. The cost of materials, equipment, or facilities which have alternative future uses are capitalized and amortized over their estimated useful lives. Research and development expenses were $15 and $21 in the three months periods ended March 31, 2013, and March 31, 2012, respectively. Research and development costs were included in cost of sales in the combined statement of income.

Other Income (Expense) — Net — Other income (expense) — net for the periods ended March 31, 2013, and March 31, 2012, consisted of losses on foreign currency transactions only.

Income taxes — Forkardt utilizes the asset and liability method of accounting for income taxes. Deferred income taxes are determined based on the estimated future tax effects of differences between the financial and tax basis of assets and liabilities given the provisions of the enacted tax laws. The United States, France, Switzerland and Germany operations of Forkardt are included in consolidated ITW tax returns in those jurisdictions. For purposes of the combined financial statements, the income tax provision and related deferred taxes attributable to Forkardt’s operations have been calculated using the separate return method. Under the separate return method, Forkardt reflects the income tax accounts based on estimates of amounts that would have been recorded had the entities in Forkardt filed separate tax returns. For operations included in ITW consolidated returns, the current taxes payable is assumed paid to ITW as incurred.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013

(Dollars in thousands)

The Company is subject to taxes in the jurisdictions mentioned above and various other state and local income tax jurisdictions. The Company is generally no longer subject to examination by taxing authorities for years before December 31, 2009. The Company does not expect the total amount of unrecognized tax benefits to significantly change in the next 12 months.

The separate entity provisions have been determined assuming the undistributed earnings of the foreign entities are invested on an indefinite basis and do not include any additional tax provision related to distributions.

Cash and Equivalents — Cash and equivalents includes cash and interest-bearing demand deposits in accounts in the name of the separate legal entities within Forkardt. All cash sweep activity and deposits or overdrafts in accounts in the name of ITW or its affiliates outside Forkardt have been classified in group equity.

Allowance for Doubtful Accounts — Forkardt estimates the allowance for uncollectible accounts based on the greater of a specific reserve or a reserve calculated based on the historical write-off percentage over the last two years. In addition, the allowance for uncollectible accounts includes reserves for customer credits and cash discounts, which are also estimated based on past experience. The total allowance for doubtful accounts as of March 31, 2013, and December 31, 2012, was $82 and $92, respectively.

Inventories — Inventory is stated at the lower of cost or market and includes material, labor and factory overhead. The first-in, first-out (FIFO) method, which approximates current cost, is used for inventories at Forkardt’s domestic and international operations. Inventories are reduced for estimated excess and obsolete inventory. At March 31, 2013, the allowance for excess and obsolete inventory was $607.

Property and Equipment — Property and equipment are stated at cost and depreciated using the declining-balance method or the straight-line method over the estimated useful life of the assets as follows:

Buildings and improvements	10–50 years
Machinery and equipment	3–20 years
Tools, dies and molds	1–3 years

Depreciation expense for the three month periods ended March 31, 2013 and 2012 was $142 and $112, respectively.

Impairment of Long-Lived Assets — Forkardt reviews long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of assets may not be recoverable. An asset group is impaired when its carrying value exceeds the undiscounted future cash flows generated by such assets. Any impairment charge is recognized based on the excess of the carrying value of the asset group over the fair value of such assets.  There was no such impairment for the three months ended March 31, 2013 and 2012.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013

(Dollars in thousands)

Goodwill — Goodwill represents the excess cost over fair value of the net assets of purchased businesses. Forkardt does not amortize goodwill or intangible assets that have indefinite lives. Annually, management reviews its goodwill and intangibles for impairment or when events and circumstances warrant such a review. When performing its annual goodwill impairment assessment, Forkardt compares the estimated fair value of each of its reporting units to its carrying value. Fair values are determined using various methods, including discounting estimated future cash flows, use of market multiples and quoted market prices of relevant public companies.  If the fair value of a reporting unit is less than its carrying value, an impairment loss is recorded for the difference between the implied fair value of goodwill and the carrying value of the reporting unit’s goodwill.  There was no such impairment for the three months ended March 31, 2013 and 2012.

Intangible Assets, net - Intangible assets consist of customer lists, patents, and trademarks that are initially measured at fair value. Intangible assets are assessed for impairment if events or circumstances indicate possible impairment and any such impairment will be recognized in the period identified.  The intangible assets are being amortized over 10 to 30 years.

Accrued Expenses – Accrued expenses consisted of the following:

	March 31,	December 31,
	2013	2012

Compensation and benefits	$1,278	$1,449
Warranty reserve	351	330
Customer deposits	100	278
Rebates	4	68
Current portion of pension obligations	62	83
Other	128	74

Total	$1,923	$2,282

Warranty Reserve — Forkardt warrants the cost of repair or replacement and labor on commercial sales. Terms of the warranties generally vary from two to five years. The Group’s warranty reserve is determined based on historical experience. The changes in accrued warranties were as follows:

	March 31,	December 31,
	2013	2012

Beginning balance	$330	$175
Charges	(42)	(254)
Provision charged to expense	71	404
Foreign currency translation	(8)	5

Ending balance	$351	$330

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013

(Dollars in thousands)

Fair Values of Financial Instruments — Cash and equivalents, accounts receivable and accounts payable are recorded at face value. The book value of these financial instruments approximates fair value, which reflects the short maturity of those instruments.

Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Significant estimates include the allowance for doubtful accounts, the reserve for excess and obsolete inventory, the warranty reserve, useful lives for property and equipment and intangible assets, ITW allocations, income taxes and retirement and postretirement benefits. Actual results may differ from these estimates.

2.                      INVENTORIES

Inventories consisted of the following:

	March 31,	December 31,
	2013	2012

Raw materials	$34	$53
Work in process	906	978
Finished goods	3,085	2,841

Total	$4,025	$3,872

3.                      GOODWILL AND INTANGIBLE ASSETS

The rollforward of changes in goodwill were as follows:

	March 31,	December 31,
	2013	2012

Beginning balance	$7,223	$7,163
Foreign currency translation	(61)	60

Ending balance	$7,162	$7,223

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013

(Dollars in thousands)

Intangible assets consisted of the following:

	March 31, 2013			December 31, 2012

		Accumulated Amortization			Accumulated Amortization
	Cost		Net	Cost		Net

Amortizable intangible assets:
Customer lists and relationships	$3,286	$(2,608)	$678	$3,286	$(2,535)	$751
Patents and proprietary technology	773	(694)	79	773	(683)	90
Trademarks and brands	1,098	(573)	525	1,098	(556)	542

Total intangible assets	$5,157	$(3,875)	$1,282	$5,157	$(3,774)	$1,383

4.                      COMMITMENTS AND CONTINGENCIES

Forkardt is subject to various legal proceedings and claims that arise in the ordinary course of business, including those involving product liability, contractual disputes, and general liability claims. Forkardt accrues for such liabilities when it is probable that future costs will be incurred and such costs can be reasonably estimated. Such accruals are based on management’s consideration of developments to date, estimates of the outcomes of these matters, and experience in contesting, litigating, and settling other similar matters.  As of March 31, 2013 and based on analysis through July 24, 2013, the date on which the combined financial statements were available to issue, management was not aware of any legal proceedings or potential litigious concerns with regards to the Forkardt Business.

5.                      EMPLOYEE BENEFIT PLANS

Forkardt employees in the U.S. participate in ITW sponsored pension, postretirement health and welfare, and defined contribution plans. Additionally, certain of Forkardt’s international locations sponsor local defined benefit pension plans.

ITW U.S. Pension Plan — The major ITW domestic pension plan in which Forkardt employees participate covers a substantial portion of Forkardt’s U.S. employees and provides benefits based on years of service and final average salary. Service costs associated with the ITW pension plan are charged to Forkardt by ITW annually based on the employees actively employed at the beginning of the year and the specific annual service cost for those employees. Expense related to the ITW pension plan was $67 and $61 for the three months ended March 31, 2013 and 2012, respectively. ITW U.S. Pension Plan costs were included in variable cost of sales as well as in selling, general and administrative expenses in the combined statements of income.  On a post-acquisition basis Forkardt employees will not participate in the plan and the acquirer has no obligation related to the benefits accrued under the arrangement.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013

(Dollars in thousands)

ITW U.S. Postretirement Healthcare Plan — A limited number of Forkardt’s U.S. employees are also covered by the ITW postretirement healthcare plan which provides postretirement coverage of medical and life insurance costs. The associated cost of Forkardt’s employees participating in the ITW postretirement healthcare plan has been included in Forkardt’s financial statements based on a pro rata per employee allocation of the total ITW benefit cost. Expense related to the ITW postretirement healthcare plan was $11 and $10 for the three months ended March 31, 2013 and 2012, respectively. ITW U.S. Pension Plan costs were included in variable cost of sales as well as in selling, general and administrative expenses in the combined statements of income.  The plan will continue on a post-acquisition basis and liabilities related to the plan are considered to be insignificant.

As indicated above, the liabilities of the U.S. Domestic pension plan will not be assumed by the purchaser and the affected employees will not continue to participate in the plan on a post-acquisition basis.  Because of this and the relative immateriality of these plans to the operations of the Company, management believes the above disclosures related to these plans are adequate.

ITW U.S. Defined Contribution Plan — Forkardt employees also participate in the ITW defined contribution plan which allows employees to contribute pre-tax earnings with ITW matching contributions. The cost of matching employee contributions is billed to Forkardt. Expense related to the ITW defined contribution plan was $42 and $36 for the three months ended March 31, 2013 and 2012, respectively. ITW U.S. Pension Plan costs were included in variable cost of sales as well as in selling, general and administrative expenses in the combined statements of income.

ITW U.S. Health and Welfare Plan — Certain Forkardt employees participate in the ITW health and welfare plan, which provides coverage of medical, dental, life and long-term disability. ITW pays all of the costs and claims for this plan directly to the plan administrators and ITW bills Forkardt for an annual estimated health and welfare premium based on the number of active employees covered under the plan at the beginning of each year. No adjustment is recorded for any differences between the premium billed and actual costs incurred. Forkardt recorded expense, excluding contributions from employees, of $151 and $136 for the three months ended March 31, 2013 and 2012, respectively. ITW U.S. Pension Plan costs were included in variable cost of sales as well as in selling, general and administrative expenses in the combined statements of income.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013

(Dollars in thousands)

Forkardt International Pension Plans — Forkardt sponsors a defined benefit pension plan in France that cover the employees in the respective location. Net periodic benefit cost related to Forkardt’s foreign defined benefit pension plan was as follows:

	Three Months Ended
	March 31,	March 31,
	2013	2012

Components of net periodic benefit cost:
Service cost	$2	$2
Interest cost	2	3
Amortization of actuarial loss	1	1
Amortization of transition amount	2	1
Settlement gain	5	—

Net periodic benefit cost	$12	$7

6.                      ACCUMULATED OTHER COMPREHENSIVE INCOME

The following table summarizes changes in accumulated other comprehensive income (“AOCI”):

	Foreign		Accumulated
	currency	Retirement	other
	translation	plan related	comprehensive
	adjustment	adjustment	income

Beginning balance, net of tax	$1,897	$(91)	$1,806
Other comprehensive income (loss) during the period	(344)	8	(336)
Less income (loss) reclassified to income	—	—	—
Net other comprehensive income (loss)	1,553	(83)	1,470
Income tax expense (benefit)	—	—	—
Ending balance, net of tax	1,553	(83)	1,470

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS

MARCH 31, 2013

(Dollars in thousands)

7.                      INCOME TAXES

The components of the provision (benefit) for income taxes were as follows:

	Three Months Ended
	March 31,	March 31,
	2013	2012

U.S. federal income taxes:
Current	$187	$185
Deferred	43	32

	230	217

Foreign income taxes:
Current	62	173
Deferred	8	(9)

	70	164

State income taxes:
Current	21	20
Deferred	2	15

	23	35

	$323	$416

Income before income taxes for domestic and foreign operations was as follows:

	Three Months Ended
	March 31,	March 31,
	2013	2012

Domestic	$727	$687
Foreign	349	623

	$1,076	$1,310

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
MARCH 31, 2013

(Dollars in thousands)

The reconciliation between the U.S. federal statutory tax rate and the effective tax rate was as follows:

	Three Months Ended
	March 31, 2013	March 31, 2012

U.S. federal statutory tax rate	35.0%	35.0%
State income taxes, net of U.S. federal tax benefit	1.4%	1.1%
Differences between U.S. federal statutory and foreign tax rates	(5.0)%	(4.3)%
Tax relief for U.S. manufacturers	(1.8)%	(1.4)%
Change in tax rates	0.0%	1.0%
Other — net	0.4%	0.4%

Effective tax rate	30.0%	31.8%

The components of deferred income tax assets and liabilities were as follows:

	March 31, 2013		December 31, 2012
	Asset	Liability	Asset	Liability

Accrued expenses and reserves	$195		$229
Net operating loss carryforwards
Inventory reserves and LIFO inventory	12		12
Allowances for uncollectible accounts	6		8
Pension liabilities	41		45
Other	5		5
Goodwill and intangible assets	29	2,173	30	2,161
Plant and equipment	127		127

Net deferred income tax assets (liabilities)	$415	$2,173	$456	$2,161

Valuation allowances are established when it is estimated that it is more likely than not that the tax benefit of the deferred tax asset will not be realized. There was no valuation allowance recorded as of March 31, 2013 and December 31, 2012.

Each quarter, we estimate our full year tax rate for jurisdictions not subject to valuation allowances based upon our most recent forecast of full year anticipated results and adjust year-to-date tax expense to reflect our full year anticipated tax rate. The rate is an estimate based upon projected results for the year, estimated annual permanent differences, the statutory tax rates in the various jurisdictions in which we operate, and the non-recognition of tax benefits for entities with full valuation allowances. The overall effective tax rate was 30.0% and 31.8% for the three months ended March 31, 2013 and 2012, respectively.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
MARCH 31, 2013

(Dollars in thousands)

Forkardt files consolidated and separate tax returns in the U.S. Federal jurisdiction and in state and foreign jurisdictions.

A provision is recorded for an uncertain tax position whenever it is more likely than not that an unfavorable outcome would result if the position were subject to examination.  There are no such uncertain tax positions as of March 31, 2013, and December 31, 2012.

8.                      RELATED PARTY TRANSACTIONS

Forkardt did not operate as a stand-alone business and does not have all of the functions necessary for a stand-alone company. Accordingly, ITW provides various corporate services on behalf of Forkardt. These services include legal, accounting, tax, treasury, internal audit, information technology, human resources, risk management, and other functions. Forkardt is allocated a management fee to reflect the estimated proportionate cost of these services. These combined financial statements reflect allocated expenses associated with centralized ITW support functions, which generally include all payroll and benefit costs for ITW corporate management and employees, as well as other related costs. As allocations based on direct utilization are impracticable, the amount allocated is based on net revenues, which management believes to be a reasonable method to estimate both the direct and indirect historical costs incurred by ITW attributable to Forkardt. The total management fee allocated was $237 and $280 in the three months periods ended March 31, 2013 and 2012, respectively.

Forkardt is a licensee to ITW for the use of certain intellectual property and internal methodologies to manage the business. For purposes of these combined financial statements, the royalties associated with these license agreements were excluded from the combined financial statements, as the intangible assets relating to those royalties are recorded as separate assets in the accompanying combined financial statements. Respective intangible asset amortization expenses are included and amount to $101 and $109 in the three months ended March 31, 2013 and 2012, respectively.

Receivable balances from ITW and from ITW affiliates outside of Forkardt were $16 and $17 at March 31, 2013 and December 31, 2012, respectively. Payable balances to ITW and to ITW affiliates outside of Forkardt were $16 and $16 at March 31, 2013 and December 31, 2012, respectively. These balances are recorded within trade receivables and accounts payable in the combined financial statements. Moreover, prepaid expenses and other current assets comprise prepayments to ITW affiliates outside of Forkardt amounting to $712 and $0 as of March 31, 2013 and December 31, 2012, respectively.

9.                      SUBSEQUENT EVENTS

Forkardt evaluated subsequent events through July 24, 2013, the date on which the combined financial statements were available to issue and determined that there are no subsequent events to disclose other than that disclosed below.

FORKARDT BUSINESS

NOTES TO COMBINED FINANCIAL STATEMENTS
MARCH 31, 2013

(Dollars in thousands)

On May 9, 2013, Cherry Acquisition Corporation, a wholly owned subsidiary of Hardinge, Inc., acquired substantially all of the assets of Forkardt and assumed certain of Forkardt’s liabilities.  The purchase price for this transaction totaled $34,250, before taking in to account customary purchase price transactions.

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